UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6692

Name of Fund:  MuniYield Michigan Insured Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Michigan Insured Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/03

Date of reporting period: 11/01/02 - 04/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2003


MuniYield
Michigan
Insured
Fund, Inc.


www.mlim.ml.com


MuniYield Michigan Insured Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Michigan income taxes.

This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Insured
Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Michigan Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD MICHIGAN INSURED FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Michigan Insured Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.



Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


DEAR SHAREHOLDER


For the six months ended April 30, 2003, the Common Stock of MuniYield Michigan Insured Fund, Inc. had a net annualized yield of 6.06%, based on a period-end per share net asset value of $16.20 and $.487 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +6.43%, based on a change in per share net asset value from $15.74 to $16.20, and assuming reinvestment of $.485 per share ordinary income dividends.

For the six-month period ended April 30, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.09% for Series A, 1.00% for Series B and 1.09% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended April 30, 2003, amid considerable weekly and monthly volatility, long-term fixed income interest rates generally declined. Geopolitical tensions and volatile equity valuations continued to overshadow economic fundamentals as they have for most of the last 12 months. Reacting to the strong U.S. equity rally that began last October, fixed income bond yields remained under pressure in November 2002, as U.S. equity markets continued to strengthen. During November, the Standard & Poor's 500 (S&P 500) Index rose an additional 5.50%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third-quarter 2002 U.S. gross domestic product growth was 4%, well above the second-quarter 2002 rate of 1.30%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (0.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields had declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. Once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields again rose to above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the month at 4.81%.

For the six months ended April 30, 2003, long-term U.S. Treasury bond yields ratcheted back to near 5% by mid-April, as U.S. equity markets continued to improve and the safe-haven premium U.S. Treasury issues had commanded prior to the beginning of the Iraqi conflict continued to be withdrawn. However, with the quick positive resolution of the Iraqi war, investors quickly resumed their focus on the fragile U.S. economic recovery. Business activity in the United States has remained sluggish, especially job creation. Investors have also been concerned that the recent SARS outbreak would have a material, negative impact on world economic conditions, especially in China and Japan. First quarter 2003 U.S. gross domestic product was released in late April initially estimating U.S. economic activity to be growing at 1.60%, well below many analysts' assessments. These factors, as well as the possibility that the Federal Reserve Board could again lower short-term interest rates to encourage more robust U.S. economic growth, pushed bond prices higher during the last two weeks of the period. By April 30, 2003, long-term U.S. Treasury bond yields had declined to almost 4.75%. Over the past six months, long-term U.S. bond yields fell more than 20 basis points.

For the six months ended April 30, 2003, long-term tax-exempt bond yields also fell modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues, as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive U.S. fixed income environment and continued slow economic growth. After rising approximately 10 basis points in November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq, municipal bond yields rose sharply to nearly 5.20% before declining to approximately 5.10% by the end of April. Over the past six months, long-term tax-exempt bond yields fell approximately 11 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended April 30, 2003. Generally weak U.S. equity markets have supported continued positive demand for tax-exempt products as investors have sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors received approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply, preventing more significant declines in tax-exempt bond yields. This modest underperformance has served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yield ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the recent negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.50% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. Lower oil prices, reduced geopolitical uncertainties, increased Federal spending for defense, and a likely Federal tax cut are all factors which should promote stronger economic growth later this year. However, it is questionable to expect that business and investor confidence can be so quickly restored as to trigger dramatic, explosive U.S. economic growth and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environments tax-exempt products currently enjoy.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


Specific to Michigan, the state maintains the highest possible credit ratings of Aaa and AAA from Moody's and Standard & Poor's, respectively (although with a negative outlook from both), and is rated AA+ by Fitch. Michigan ranks 33rd in debt per capita and 35th in debt as a percentage of personal income nationally. These ratios are quite low for a populous state and indicate flexibility in responding to economic downturns relative to other states. In line with the national economy, revenues have consistently fallen below state projections with even recent projections off by 15% compared to actual revenues. Accordingly, the state has resorted to drawing down on its Budget Stabilization Fund, from $1 billion in fiscal year 2001 to under $100 million to date, as well as revenue enhancements, such as the sale of state property and expenditure reductions, including delaying capital projects, in order to balance its current budget. For the first time in six years, Michigan will issue cash-flow notes in the amount of more than $1.2 billion during May 2003. The state's new governor, Jennifer Granholm, faces a projected $1.6 billion budget shortfall for fiscal year 2004. This fiscal deficit will likely be addressed by delaying scheduled state employees' pay raises and a hiring freeze, utilizing the Michigan Economic Development Corp. for revenue enhancement, further delaying state capital projects, and repealing business tax cuts.


Portfolio Strategy
Portfolio activity during the six-month period ended April 30, 2003 was limited and largely focused on adding higher-yielding, corporate-backed issues to the Fund's holdings. The resultant increase in dividend income allowed the Fund's dividend to be raised once thus far in 2003. Current general market municipal bond yields have not proven to be historically attractive long-term investments. Our strategy has been to purchase insured state general obligation bonds and their equivalents rather than unenhanced general obligation bonds since virtually no spread is evidenced. As Michigan's economy continues to weaken, we believe credit deterioration will lead to better relative performance of the insured bonds. This was another reason for our focus on lower-rated issues, which continue to trade at historically attractive yield spreads. When the U.S. economy recovers in the future, these higher-yielding issues are expected to retain more of their market value than higher-rated, general obligation issues. The overall credit quality of the Fund remained high. At April 30, 2003, over 85% of the Fund's assets were insured and rated AAA by at least one of the major rating agencies.

We recently adopted a slightly more defensive market position than the one held in 2002. It is expected that a number of positive economic factors, such as those previously mentioned, will result in stronger U.S. economic activity later this year and into 2004. We also expect that increased Federal borrowing, both to replenish recent defense expenditures and offset reduced tax receipts, will put modest upward pressure on interest rates in the coming months. Upon signs of a material, sustainable economic recovery, a more defensive portfolio strategy will be adopted to preserve recent gains in the Fund's net asset value.

Throughout the period, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates presently near 1%. These attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate significant income benefits to the Fund's Common Stock shareholders. We do not expect any material reduction in the Fund's borrowing costs in 2003 as no additional easings by the Federal Reserve Board are anticipated. We expect the Fund's short-term borrowing costs to remain at current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield paid on the Fund's Common Stock. (For a more complete explanation of the risks and benefits of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in the MuniYield Michigan
Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and
Portfolio Manager



May 20, 2003



PROXY RESULTS
During the six-month period ended April 30, 2003, MuniYield Michigan
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Directors:                   Terry K. Glenn           17,223,792          477,267
                                                    Donald W. Burton         17,219,476          481,583
                                                    Fred G. Weiss            17,218,482          482,577



During the six-month period ended April 30, 2003, MuniYield Michigan
Insured Fund, Inc.'s Preferred Stock shareholders (Series A, B & C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2003. A description of the proposal and number of shares voted are as follows:

                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Directors: Terry K. Glenn, Donald W. Burton,
   M. Colyer Crum, Laurie Simon Hodrick and Fred G. Weiss                      5,129                14




MuniYield Michigan Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

               S&P       Moody's   Face
STATE          Ratings   Ratings  Amount   Issue                                                                     Value
Michigan--       AAA      Aaa    $ 1,000   Allegan, Michigan, Public School District, GO, 5.75% due
137.1%                                     5/01/2030 (d)                                                          $   1,120

                                           Belding, Michigan, Area Schools, GO, Refunding (c):
                 AAA      Aaa        785     6.05% due 5/01/2006 (e)                                                    893
                 AAA      Aaa        215     6.05% due 5/01/2021                                                        240

                 AAA      Aaa      1,500   Carman-Ainsworth, Michigan, Community School, GO, 5.50% due
                                           5/01/2020 (c)                                                              1,645

                 AAA      Aaa      1,625   Central Michigan University Revenue Bonds, 5.50% due 4/01/2007 (c)(e)      1,848

                 AAA      Aaa      1,000   Central Montcalm, Michigan, Public Schools, GO, 5.90% due 5/01/2019 (b)    1,152

                 AAA      Aaa      1,250   Chelsea, Michigan, School District, GO, 5.875% due 5/01/2005 (c)(e)        1,373

                 AAA      Aaa      1,000   Comstock Park, Michigan, Public Schools, GO, 5.75% due 5/01/2029 (c)       1,119

                                           Delta County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (Mead
                                           Westvaco--Escanaba):
                 BBB      Baa2     1,500     AMT, Series B, 6.45% due 4/15/2023                                       1,516
                 BBB      Baa2     2,000     Series A, 6.25% due 4/15/2027                                            2,020

                                           Detroit, Michigan, City School District, GO, Series A:
                 AAA      Aaa      1,000     5.50% due 5/01/2018 (d)                                                  1,112
                 AAA      Aaa      2,300     (School Building and Site Improvement), 5.375% due 5/01/2024 (c)         2,466

                                           Detroit, Michigan, GO (b):
                 AAA      Aaa      1,400     5.50% due 4/01/2018                                                      1,530
                 AAA      Aaa      1,325     5.50% due 4/01/2020                                                      1,433
                 AAA      Aaa      2,705     Series B, 6% due 4/01/2015                                               3,177

                 AAA      Aaa      1,000   Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, 5.75%
                                           due 1/01/2010 (c)(e)                                                       1,170

                 AAA      Aaa      2,400   Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                           Senior Lien, Series A, 5.125% due 7/01/2031 (c)                            2,474

                                           Detroit, Michigan, Water Supply System Revenue Bonds:
                 AAA      NR*      4,375     DRIVERS, Series 200, 9.84% due 7/01/2011 (c)(e)(g)                       5,966
                 AAA      Aaa      4,875     Senior Lien, Series A, 5.75% due 1/01/2010 (c)(e)                        5,703
                 AAA      Aaa      1,250     Senior Lien, Series A, 5.875% due 1/01/2010 (c)(e)                       1,472
                 AAA      Aaa      3,455     Senior Lien, Series A, 5% due 7/01/2026 (b)                              3,560
                 AAA      Aaa      2,400     Senior Lien, Series A, 5% due 7/01/2034 (b)                              2,456
                 AAA      Aaa      2,700     Series B, 5.25% due 7/01/2032 (b)                                        2,839

                 AAA      Aaa      1,415   Detroit, Michigan, Water Supply System, Revenue Refunding Bonds,
                                           6.25% due 7/01/2012 (c)(h)                                                 1,488

                 BBB      Baa2     3,900   Dickinson County, Michigan, Economic Development Corporation,
                                           Environmental Improvement Revenue Refunding Bonds (International
                                           Paper Company Project), Series A, 5.75% due 6/01/2016                      4,049

                 BBB      Baa2     2,500   Dickinson County, Michigan, Economic Development Corporation, PCR,
                                           Refunding (Champion International Corporation Project), 5.85% due
                                           10/01/2018                                                                 2,542

                 NR*      Baa3     3,100   Dickinson County, Michigan, Healthcare System, Hospital Revenue
                                           Refunding Bonds, 5.80% due 11/01/2024                                      3,023

                 AAA      Aaa      1,610   East Grand Rapids, Michigan, Public School District, GO, 5.75%
                                           due 5/01/2009 (d)(e)                                                       1,875

                 AAA      Aaa      2,850   Eastern Michigan University, General Revenue Refunding Bonds,
                                           Series A, 5% due 6/01/2028 (c)                                             2,928

                                           Eastern Michigan University Revenue Bonds, Series B (c):
                 AAA      Aaa      1,500     5.60% due 6/01/2025                                                      1,648
                 AAA      Aaa      1,310     5.625% due 6/01/2030                                                     1,443

                 AAA      Aaa      1,025   Eastern Michigan University, Revenue Refunding Bonds, 6% due
                                           6/01/2020 (a)                                                              1,186

                 NR*      Baa2       615   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                           Bonds (Hurley Medical Center), Series A, 5.375% due 7/01/2020                549

                 AAA      Aaa      1,000   Frankenmuth, Michigan, School District, GO, 5.75% due 5/01/2020 (c)        1,131

                 AAA      Aaa      1,100   Grand Blanc, Michigan, Community Schools, GO, 5.625% due 5/01/2020 (c)     1,216

                 AAA      Aaa     12,500   Grand Ledge, Michigan, Public Schools District, GO, 6.60% due
                                           5/01/2004 (b)(e)                                                          13,430

                 AAA      Aaa      2,090   Grand Rapids, Michigan, Building Authority, GO, 5.375% due
                                           8/01/2017 (a)                                                              2,313

                                           Grand Rapids, Michigan, Building Authority Revenue Bonds, Series A (a):
                 AAA      Aaa      1,100     5.50% due 10/01/2019                                                     1,218
                 AAA      Aaa      1,500     5.50% due 10/01/2020                                                     1,650

                 AAA      NR*      1,070   Grand Valley, Michigan, State University Revenue Bonds, 5.50% due
                                           2/01/2018 (c)                                                              1,206

                 AAA      NR*      8,425   Greater Detroit, Michigan, Resource Recovery Authority Revenue
                                           Bonds, DRIVERS, Series 167, 10.827% due 12/13/2008 (a)(g)                 11,393

                                           Hartland, Michigan, Consolidated School District, GO (c)(e):
                 AAA      Aaa      3,250     6% due 5/01/2010 (i)                                                     3,848
                 AAA      Aaa      3,575     6% due 5/01/2010                                                         4,233
                 AAA      Aaa      2,500     6% due 5/01/2010                                                         2,960

                 AAA      Aaa      1,475   Haslett, Michigan, Public School District, Building and Site,
                                           GO, 5.625% due 5/01/2020                                                   1,631

                 AAA      Aaa      1,575   Jenison, Michigan, Public Schools, Building and Site, GO, 5.50%
                                           due 5/01/2019 (c)                                                          1,741

                 AAA      Aaa      3,305   Jonesville, Michigan, Community Schools, GO, 5.75% due 5/01/2029 (c)       3,700

                 NR*      Aaa      6,850   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility
                                           Revenue Refunding Bonds (Bronson Methodist Hospital), 5.50% due
                                           5/15/2028 (b)                                                              7,185

                 AAA      Aaa      4,000   Kent, Michigan, Hospital Finance Authority, Hospital Revenue
                                           Refunding Bonds (Butterworth Hospital), Series A, 7.25% due
                                           1/15/2013 (b)                                                              4,944

                                           Kent, Michigan, Hospital Finance Authority Revenue Bonds
                                           (Spectrum Health), Series A:
                 AAA      NR*      3,000     5.50% due 1/15/2031 (b)                                                  3,175
                 AA       Aa3      1,000     5.50% due 1/15/2031                                                      1,026

                 AAA      Aaa      1,000   Leslie, Michigan, Public Schools, Ingham and Jackson Counties,
                                           GO, Refunding, 6% due 5/01/2005 (a)(e)                                     1,101

                 AAA      Aaa      5,235   Lincoln Park, Michigan, School District, GO, 7% due
                                           5/01/2006 (c)(e)                                                           6,099

                 AAA      Aaa      4,775   Livonia, Michigan, Public School District, GO (Building and Site),
                                           5.75% due 5/01/2022 (c)                                                    5,368

                 BBB      NR*      2,250   Michigan Higher Education Facilities Authority, Limited Obligation
                                           Revenue Refunding Bonds (Hope College), Series A, 5.90% due 4/01/2032      2,324




Portfolio
Abbreviations


To simplify the listings of MuniYield Michigan Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HDA        Housing Development Authority
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds



MuniYield Michigan Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

               S&P       Moody's   Face
STATE          Ratings   Ratings  Amount   Issue                                                                     Value
Michigan                                   Michigan Higher Education Facilities Authority, Revenue
(continued)                                Refunding Bonds (College for Creative Studies):
                 NR*      Baa2   $ 1,235     5.85% due 12/01/2022                                                 $   1,233
                 NR*      Baa2     1,145     5.90% due 12/01/2027                                                     1,136

                 AAA      NR*      2,500   Michigan Higher Education Student Loan Authority, Student Loan
                                           Revenue Bonds, AMT, Series XVII-B, 5.40% due 6/01/2018 (a)                 2,601

                 AAA      NR*      1,065   Michigan Municipal Bond Authority Revenue Bonds (Local Government
                                           Loan Program), Group A, 5.50% due 11/01/2020 (a)                           1,171

                                           Michigan Municipal Bond Authority, Revenue Refunding Bonds
                                           (Local Government Loan Program), Series A:
                 AAA      Aaa      1,035     6.50% due 5/01/2012 (a)                                                  1,060
                 AAA      Aaa      1,870     6.50% due 11/01/2012 (b)                                                 1,915
                 AAA      Aaa      1,000     6% due 12/01/2013 (c)                                                    1,088
                 AAA      Aaa      7,000     6.125% due 12/01/2018 (c)                                                7,621

                 AA+      Aaa      7,000   Michigan State Building Authority Revenue Bonds, GO, RIB,
                                           Series 481, 9.353% due 4/15/2009 (b)(g)                                    9,167

                                           Michigan State Building Authority, Revenue Refunding Bonds:
                 AAA      Aaa      2,500     (Facilities Program), Series I, 5.50% due 10/15/2018 (b)                 2,763
                 NR*      Aaa     11,140     RIB, Series 517X, 9.35% due 10/15/2010 (d)(g)                           14,524

                                           Michigan State, COP (a):
                 AAA      Aaa      3,000     5.40%** due 6/01/2022                                                    1,185
                 AAA      Aaa      3,000     5.50% due 6/01/2027                                                      3,253

                 AAA      Aaa      3,215   Michigan State, HDA, Rental Housing Revenue Bonds, AMT, Series A,
                                           5.30% due 10/01/2037 (b)                                                   3,276

                                           Michigan State, HDA, Revenue Refunding Bonds (f):
                 AA+      NR*        170     AMT, Series B, 6.20% due 6/01/2027                                         178
                 AA+      NR*      2,690     Series C, 5.90% due 12/01/2015                                           2,861

                 AAA      Aaa      2,530   Michigan State Hospital Finance Authority, Hospital Revenue Bonds
                                           (Mid-Michigan Obligation Group), Series A, 5.50% due 4/15/2018 (a)         2,785

                                           Michigan State Hospital Finance Authority, Hospital Revenue
                                           Refunding Bonds:
                 A+       A2       2,200     (Crittenton Hospital), Series A, 5.625% due 3/01/2027                    2,268
                 NR*      Ba1      2,000     (Sinai Hospital), 6.625% due 1/01/2016                                   1,879
                 A        A1       2,000     (Sparrow Obligation Group), 5.625% due 11/15/2031                        2,042

                 BBB-     Ba1      2,000   Michigan State Hospital Finance Authority Revenue Bonds (Detroit
                                           Medical Center), Series A, 5.25% due 8/15/2023                             1,433

                                           Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
                 AAA      Aaa     12,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (b)(e)       14,478
                 AAA      Aa2      1,500     (Ascension Health Credit), Series A, 6.125% due 11/15/2009 (e)           1,810
                 AAA      Aaa      2,500     (Ascension Health Credit), Series A, 6.25% due 11/15/2009 (b)(e)         3,035
                 AAA      Aaa      2,715     (Ascension Health Credit), Series A, 5.75% due 11/15/2009 (b)(e)         3,215
                 AAA      Aaa      4,805     (Mercy Health Services), Series T, 6.50% due 8/15/2013 (b)               5,522
                 AAA      Aaa      2,000     (Mercy Health Services), Series X, 6% due 8/15/2014 (b)                  2,275
                 AAA      Aaa      2,200     (Mercy Health Services), Series X, 5.75% due 8/15/2019 (b)               2,408
                 AAA      Aaa      4,930     (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (b)                    5,595
                 AAA      Aaa      3,000     (Saint John Hospital), Series A, 6% due 5/15/2013 (a)(h)                 3,070
                 AA-      Aa3      3,750     (Trinity Health Credit), Series C, 5.375% due 12/01/2030                 3,836
                 AAA      Aaa      6,400     (Trinity Health), Series A, 6% due 12/01/2027 (a)                        7,163

                                           Michigan State Strategic Fund, Limited Obligation Revenue Bonds, AMT:
                 BBB      Baa1     5,000     (Ford Motor Company Project), Series A, 6.55% due 10/01/2022             5,071
                 BBB      Baa3     3,000     (WMX Technologies Inc. Project), 6% due 12/01/2013                       3,046

                                           Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                           Bonds:
                 AAA      Aaa      7,250     (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (b)         7,586
                 AAA      Aaa      6,000     (Detroit Edison Company Fund--Pollution), Series AA, 6.95% due
                                             5/01/2011 (c)                                                            7,451
                 A-       A3       2,175     (Dow Chemical Company Project), AMT, 5.50% due 12/01/2028                2,190
                 NR*      Aaa      5,750     RIB, Series 382, 11.10% due 9/01/2025 (b)(g)                             7,133

                 BBB      A3       2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                                           6.20% due 9/01/2020                                                        2,594

                 AAA      Aaa      1,000   Michigan State Trunk Line Revenue Refunding Bonds, 5.25% due
                                           10/01/2021 (d)                                                             1,070

                 AAA      Aaa     15,000   Monroe County, Michigan, Economic Development Corp., Limited
                                           Obligation Revenue Refunding Bonds (Detroit Edison Co. Project),
                                           Series AA, 6.95% due 9/01/2022 (c)                                        19,814

                                           Monroe County, Michigan, PCR (Detroit Edison Company Project), AMT (b):
                 AAA      Aaa      9,000     Series CC, 6.55% due 6/01/2024                                           9,213
                 AAA      Aaa      1,500     Series I-B, 6.55% due 9/01/2024                                          1,552

                 AAA      Aaa      1,000   Montrose Township, Michigan, School District, GO, 6.20% due
                                           5/01/2017 (b)                                                              1,232

                 NR*      Aaa      1,830   Muskegon Heights, Michigan, Water System Revenue Bonds, Series A,
                                           5.625% due 11/01/2025 (b)                                                  2,018

                                           Northview, Michigan, Public School District, GO, Refunding (b):
                 AAA      NR*      2,265     5.80% due 5/01/2006 (e)                                                  2,560
                 AAA      Aaa        235     5.80% due 5/01/2021                                                        260

                 AAA      Aaa      1,100   Norway Vulcan, Michigan, Area Schools, GO, 5.90% due 5/01/2025 (c)         1,252

                 AAA      Aaa      2,425   Oxford, Michigan, Area Community School District, GO, 5.50% due
                                           5/01/2018 (d)                                                              2,681

                 AAA      Aaa      1,000   Plainwell, Michigan, Community Schools, School District, Building
                                           and Site, GO, 5.50% due 5/01/2020 (d)                                      1,101

                 A        NR*        700   Pontiac, Michigan, Tax Increment Finance Authority, Tax Increment
                                           Revenue Refunding Bonds (Development Area 2), 5.625% due 6/01/2022           733

                 AAA      Aaa      1,870   Redford, Michigan, Unified School District, GO, 5.90% due
                                           5/01/2006 (c)(e)                                                           2,119

                 AAA      Aaa      1,000   Reeths-Puffer Schools, Michigan, GO, Refunding, 6% due
                                           5/01/2005 (c)(e)                                                           1,101

                 AAA      Aaa      1,800   Rochester, Michigan, Community School District, GO, Series II,
                                           5.50% due 5/01/2015 (c)                                                    2,028

                 AAA      Aaa      2,500   Saginaw, Michigan, Hospital Finance Authority, Revenue Refunding
                                           Bonds (Covenant Medical Center), Series E, 5.625% due 7/01/2013 (b)        2,762

                 NR*      Aaa      8,900   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                           (Detroit Edison Company), RIB, Series 282, 10.87% due 8/01/2024 (a)(g)    12,220

                 AAA      Aaa      1,300   Southfield, Michigan, Library Building Authority, GO, 5.50%
                                           due 5/01/2018 (b)                                                          1,447

                 AAA      Aaa      2,090   Southgate, Michigan, Community School District, GO, Refunding,
                                           4% due 5/01/2012 (b)                                                       2,162

                                           Sturgis, Michigan, Public School District, GO (School Building
                                           and Site):
                 AAA      Aaa      1,900     5.50% due 5/01/2021                                                      2,086
                 AAA      Aaa      2,545     5.625% due 5/01/2030                                                     2,803




MuniYield Michigan Insured Fund, Inc., April 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

               S&P       Moody's   Face
STATE          Ratings   Ratings  Amount   Issue                                                                     Value
Michigan         AAA      Aaa    $ 1,000   Three Rivers, Michigan, Community Schools GO, 6% due 5/01/2006 (b)(e)  $   1,136
(concluded)
                 AAA      Aaa      1,100   Waverly, Michigan, Community School, GO, 5.50% due 5/01/2021 (c)           1,208

                 AAA      Aaa     10,660   Wayne Charter County, Michigan, Airport Revenue Bonds (Detroit
                                           Metropolitan Wayne County), AMT, Series A, 5.375% due 12/01/2015 (b)      11,348

                 AAA      Aaa      2,170   Wayne County, Michigan, COP, 5.625% due 5/01/2011 (a)                      2,428

                                           West Bloomfield, Michigan, School District, GO Refunding (c):
                 AAA      Aaa      1,710     5.50% due 5/01/2017                                                      1,912
                 AAA      Aaa      1,225     5.50% due 5/01/2018                                                      1,361

                 AAA      Aaa      2,405   West Branch-Rose City, Michigan, Area School District, GO, 5.50%
                                           due 5/01/2024 (c)                                                          2,609

                 AAA      Aaa      2,485   West Ottawa, Michigan, Public School District, GO, Refunding,
                                           Series B, 5.375% due 5/01/2017 (c)                                         2,763

                 AAA      Aaa      1,300   Ypsilanti, Michigan, School District, GO, Refunding, 5.75% due
                                           5/01/2007 (c)(e)                                                           1,482


Puerto Rico--    A-       A3       2,000   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
5.1%                                       Bonds, 5.625% due 5/15/2043                                                1,621

                 A-       A3       2,300   Children's Trust Fund, Puerto Rico, Tobacco Settlement Revenue
                                           Refunding Bonds, 5.50% due 5/15/2039                                       1,836

                 AAA      Aaa      1,270   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                           Receipts, Class R, Series 16 HH, 9.81% due 7/01/2013 (d)(g)                1,738

                 AAA      Aaa      2,000   Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5.25%
                                           due 8/01/2019 (d)                                                          2,184

                                           Puerto Rico Public Finance Corporation, Commonwealth Appropriation
                                           Revenue Bonds:
                 AAA      Aaa      1,000     Series A, 5.375% due 8/01/2024 (b)                                       1,076
                 BBB+     Baa3     2,900     Series E, 5.75% due 8/01/2030                                            3,180

                 BBB+     Baa3     1,000   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                           Appropriation, Series E, 5.70% due 8/01/2025                               1,055

                 AAA      Aaa      2,150   University of Puerto Rico, University Revenue Refunding Bonds,
                                           Series O, 5.375% due 6/01/2030 (b)                                         2,316


                                           Total Municipal Bonds (Cost--$379,697)--142.2%                           418,291




                                  Shares
                                   Held    Short-Term Securities
                                   6,110   CMA Michigan Municipal Money Fund (j)                                      6,110


                                           Total Short-Term Securities (Cost--$6,110)--2.1%                           6,110


                 Total Investments (Cost--$385,807)--144.3%                                                         424,401
                 Variation Margin on Financial Futures Contracts***--(0.1%)                                           (178)
                 Unrealized Depreciation on Forward Interest Rate Swaps****--(0.1%)                                   (300)
                 Other Assets Less Liabilities--3.5%                                                                 10,284
                 Preferred Stock, at Redemption Value--(47.6%)                                                    (140,009)
                                                                                                                  ---------
                 Net Assets Applicable to Common Stock--100.0%                                                    $ 294,198
                                                                                                                  =========

(a) AMBAC Insured.
(b) MBIA Insured.
(c) FGIC Insured.
(d) FSA Insured.
(e) Prerefunded.
(f) FHA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2003.
(h) Escrowed to maturity.
(i) All or a portion of security held as collateral in connection with open financial futures contracts.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affliliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940 are as follows:

                                              (in Thousands)
                                       Net        Dividend
Affiliate                            Activity      Income

CMA Michigan Municipal
Money Fund                            6,110         $21


*Not Rated.
**Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
***Financial futures contracts sold as of April 30, 2003 were as follows:


                                              (in Thousands)
Number of                           Expiration
Contracts          Issue               Date        Value

  300       U.S. Treasury Notes     June 2003    $    34,538
                                                 -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$34,784)                  $    34,538
                                                 ===========


****Forward interest rate swaps entered into as of April 30, 2003 were as follows:


                                              (in Thousands)
                                     Notional    Unrealized
                                      Amount    Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
rate at quarterly reset date and
pay a fixed rate equal to 3.704%     $13,000       $(300)

Broker, JP Morgan Chase
Expires, June 25, 2013


See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


STATEMENT OF NET ASSETS

                  As of April 30, 2003
Assets:           Investments, at value (identified cost--$385,806,651)                                       $ 424,401,218
                  Cash                                                                                               72,561
                  Receivables:
                     Interest                                                               $   8,042,473
                     Securities sold                                                            2,563,487
                     Dividends                                                                        129        10,606,089
                                                                                            -------------
                  Prepaid expenses                                                                                   20,881
                                                                                                              -------------
                  Total assets                                                                                  435,100,749
                                                                                                              -------------

Liabilities:      Unrealized depreciation on forward interest rate swaps                                            300,300
                  Payables:
                     Dividends to Common Stock shareholders                                       200,389
                     Variation margin                                                             178,125
                     Investment adviser                                                           177,764
                     Other affiliates                                                               3,304           559,582
                                                                                            -------------
                  Accrued expenses and other liabilities                                                             33,588
                                                                                                              -------------
                  Total liabilities                                                                                 893,470
                                                                                                              -------------

Preferred Stock:  Preferred Stock, par value $.05 per share (2,000 Series A shares,
                  2,000 Series B shares and 1,600 Series C shares of AMPS* issued and
                  outstanding at $25,000 per share liquidation preference)                                      140,009,200
                                                                                                              -------------

Net Assets        Net assets applicable to Common Stock                                                       $ 294,198,079
Applicable To
Common Stock:

Analysis of       Common Stock, par value $.10 per share (18,155,932 shares issued
Net Assets        and outstanding)                                                                            $   1,815,593
Applicable to     Paid-in capital in excess of par                                                              268,391,966
Common Stock:     Undistributed investment income--net                                      $   4,101,688
                  Accumulated realized capital losses on investments--net                    (18,651,529)
                  Unrealized appreciation on investments--net                                  38,540,361
                                                                                            -------------
                  Total accumulated earnings--net                                                                23,990,520
                                                                                                              -------------
                  Total--Equivalent to $16.20 net asset value per share of Common
                  Stock (market price--$14.85)                                                                $ 294,198,079
                                                                                                              =============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended April 30, 2003
Investment        Interest                                                                                    $  11,355,345
Income:           Dividends                                                                                          21,005
                                                                                                              -------------
                  Total income                                                                                   11,376,350
                                                                                                              -------------

Expenses:         Investment advisory fees                                                  $   1,063,267
                  Commission fees                                                                 175,850
                  Accounting services                                                              72,897
                  Professional fees                                                                36,889
                  Transfer agent fees                                                              31,209
                  Printing and shareholder reports                                                 18,972
                  Listing fees                                                                     14,337
                  Custodian fees                                                                   13,288
                  Directors' fees and expenses                                                     11,053
                  Pricing fees                                                                     10,233
                  Other                                                                            22,106
                                                                                            -------------
                  Total expenses before reimbursement                                           1,470,101
                  Reimbursement of expenses                                                      (18,204)
                                                                                            -------------
                  Total expenses after reimbursement                                                              1,451,897
                                                                                                              -------------
                  Investment income--net                                                                          9,924,453
                                                                                                              -------------

Realized &        Realized gain on investments--net                                                                 238,829
Unrealized        Change in unrealized appreciation on investments--net                                           7,764,953
Gain on                                                                                                       -------------
Investments--Net: Total realized and unrealized gain on investments--net                                          8,003,782
                                                                                                              -------------

Dividends to      Investment income--net                                                                          (735,392)
Preferred Stock                                                                                               -------------
Shareholders:     Net Increase in Net Assets Resulting from Operations                                        $  17,192,843
                                                                                                              =============

See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                             Months Ended        Year Ended
                                                                                              April 30,         October 31,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                    $   9,924,453     $  20,056,086
                  Realized gain (loss) on investments--net                                        238,829       (1,708,542)
                  Change in unrealized appreciation/depreciation on investments--net            7,764,953         (555,321)
                  Dividends to Preferred Stock shareholders                                     (735,392)       (1,965,080)
                                                                                            -------------     -------------
                  Net increase in net assets resulting from operations                         17,192,843        15,827,143
                                                                                            -------------     -------------

Dividends to      Investment income--net                                                      (8,796,549)      (17,007,569)
Common Stock                                                                                -------------     -------------
Shareholders:     Net decrease in net assets resulting from dividends to
                  Common Stock shareholders                                                   (8,796,549)      (17,007,569)
                                                                                            -------------     -------------

Net Assets        Total increase (decrease) in net assets applicable to Common Stock            8,396,294       (1,180,426)
Applicable To     Beginning of period                                                         285,801,785       286,982,211
Common Stock:                                                                               -------------     -------------
                  End of period*                                                            $ 294,198,079     $ 285,801,785
                                                                                            =============     =============

                  *Undistributed investment income--net                                     $   4,101,688     $   3,709,176
                                                                                            =============     =============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2003         2002         2001         2000          1999
Per Share          Net asset value, beginning of period        $   15.74    $   15.81    $   14.48    $   13.91   $   15.93
Operating                                                      ---------    ---------    ---------    ---------   ---------
Performance:++++++ Investment income--net                         .55+++      1.10+++         1.08          .99        1.04
                   Realized and unrealized gain (loss) on
                   investments--net                                  .43        (.12)         1.30         .67       (1.79)
                   Dividends and distributions to Preferred
                   Stock shareholders:
                      Investment income--net                       (.04)        (.11)        (.24)       (.30)        (.18)
                      In excess of realized gain on
                      investments--net                                --           --           --          --        (.03)
                                                               ---------    ---------    ---------   ---------    ---------
                   Total from investment operations                  .94          .87         2.14        1.36        (.96)
                                                               ---------    ---------    ---------   ---------    ---------
                   Less dividends and distributions to
                   Common Stock shareholders:
                      Investment income--net                       (.48)        (.94)        (.81)       (.79)        (.85)
                      In excess of realized gain on
                      investments--net                                --           --           --          --        (.21)
                                                               ---------    ---------    ---------   ---------    ---------
                   Capital charge resulting from issuance
                   of Common Stock                                    --           --         --++          --           --
                                                               ---------    ---------    ---------   ---------    ---------
                   Total dividends and distributions to
                   Common Stock shareholders                       (.48)        (.94)        (.81)       (.79)       (1.06)
                                                               ---------    ---------    ---------   ---------    ---------
                   Net asset value, end of period              $   16.20    $   15.74    $   15.81   $   14.48    $   13.91
                                                               =========    =========    =========   =========    =========
                   Market price per share, end of period       $   14.85    $   13.95    $   14.22   $ 11.9375    $ 12.1875
                                                               =========    =========    =========   =========    =========


Total Investment   Based on market price per share           10.08%+++++        4.77%       26.44%       4.62%     (17.47%)
Return:**                                                      =========    =========    =========   =========    =========
                   Based on net asset value per share         6.43%+++++        6.33%       15.89%      11.19%      (6.13%)
                                                               =========    =========    =========   =========    =========


Ratios Based on    Total expenses, net of reimbursement
Average Net        and excluding reorganization expenses***       1.02%*        1.04%        1.05%        1.10%       1.09%
Assets of                                                      =========    =========    =========    =========   =========
Common Stock:      Total expenses, excluding reorganization
                   expenses***                                    1.03%*        1.04%        1.05%        1.10%       1.09%
                                                               =========    =========    =========    =========   =========
                   Total expenses***                              1.03%*        1.04%        1.05%        1.33%       1.09%
                                                               =========    =========    =========    =========   =========
                   Total investment income--net***                6.94%*        7.10%        7.10%        7.49%       6.85%
                                                               =========    =========    =========    =========   =========
                   Amount of dividends to Preferred
                   Stock shareholders                              .51%*         .70%        1.59%        2.18%       1.18%
                                                               =========    =========    =========    =========   =========
                   Investment income--net, to Common
                   Stock shareholders                             6.43%*        6.40%        5.51%        5.31%       5.67%
                                                               =========    =========    =========    =========   =========


Ratios Based on    Total expenses, net of reimbursement
Average Net        and reorganization expenses                     .68%*         .70%         .70%         .72%        .76%
Assets Of                                                      =========    =========    =========    =========   =========
Common &           Total expenses, excluding
Preferred          reorganization expenses                         .69%*         .70%         .70%         .72%        .76%
Stock:***                                                      =========    =========    =========    =========   =========
                   Total expenses                                  .69%*         .70%         .70%         .86%        .76%
                                                               =========    =========    =========    =========   =========
                   Total investment income--net                   4.67%*        4.75%        4.71%        4.87%       4.75%
                                                               =========    =========    =========    =========   =========


Ratios Based on    Dividends to Preferred Stock shareholders      1.06%*        1.40%        3.14%        4.06%       2.66%
Average Net                                                    =========    =========    =========    =========   =========
Assets Of
Preferred Stock:


Supplemental       Net assets applicable to Common Stock,
Data:              end of period (in thousands)                $ 294,198    $ 285,802    $ 286,982    $ 262,864   $ 103,364
                                                               =========    =========    =========    =========   =========
                   Preferred Stock outstanding, end of
                   period (in thousands)                       $ 140,000    $ 140,000    $ 140,000    $ 140,000   $  50,000
                                                               =========    =========    =========    =========   =========
                   Portfolio turnover                             10.68%       32.68%       68.17%       51.41%      42.71%
                                                               =========    =========    =========    =========   =========


Leverage:          Asset coverage per $1,000                   $   3,101    $   3,041    $   3,050    $   2,878   $   3,067
                                                               =========    =========    =========    =========   =========


Dividends Per      Series A--Investment income--net            $     135    $     354    $     792    $   1,023   $     663
Share On                                                       =========    =========    =========    =========   =========
Preferred Stock    Series B--Investment income--net            $     124    $     362    $     783    $     653          --
Outstanding:++++                                               =========    =========    =========    =========   =========
                   Series C--Investment income--net            $     136    $     333    $     782    $     678          --
                                                               =========    =========    =========    =========   =========

*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Amount is less than $.01 per share.
++++The Fund's Preferred Stock was issued on November 19, 1992
(Series A) and March 6, 2000 (Series B and Series C).
++++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Based on average shares outstanding.
+++++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MIY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities market. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend dates. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended April 30, 2003, FAM reimbursed the Fund in the amount of $18,204.

For the six months ended April 30, 2003, the Fund reimbursed MLIM
$4,885 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2003 were $44,235,401 and $46,474,805, respectively.

Net realized gains (losses) for the six months ended April 30, 2003 and net unrealized gains (losses) as of April 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)    Gains (Losses)

Long-term investments               $  2,078,917       $ 38,594,567
Forward interest rate swaps                   --          (300,300)
Financial futures contracts          (1,840,088)            246,094
                                    ------------       ------------
Total                               $    238,829       $ 38,540,361
                                    ============       ============


As of April 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $38,721,804, of which $39,720,381 related to appreciated securities and $998,577 related to depreciated securities. The aggregate cost of investments at April 30, 2003 for Federal income tax purposes was $385,679,414.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2003 were as follows: Series A, 1.25%, Series B, 1.15% and Series C, 1.20%.

Shares issued and outstanding during the six months ended April 30, 2003 and for the year ended October 31, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $90,108 as commissions.


5. Capital Loss Carryforward:
On October 31, 2002, the Fund had a net capital loss carryforward of $14,795,324, of which $746,473 expires in 2003; $1,458,638 expires in 2006; $3,974,932 expires in 2007; $7,490,629 expires in 2008 and
$1,124,652 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.082000 per share on May 29, 2003 to shareholders of record on May 16, 2003.



MuniYield Michigan Insured Fund, Inc., April 30, 2003


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2003 were as follows:


                                        Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    85.6%
AA/Aa                                       1.9
A/A                                         3.1
BBB/Baa                                     7.6
BB/Ba                                       0.4
NR (Not Rated)                              1.4




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


J. Thomas Touchton, Director of MuniYield Michigan Insured Fund,
Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Touchton well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MIY




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Michigan Insured Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: June 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Michigan Insured Fund, Inc.


Date: June 23, 2003

By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Michigan Insured Fund, Inc.


Date: June 23, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.